Investor Presentation • Broadridge Financial Solutions, Inc. February 2015 EEXHIBIT 99.1

1 © 2014 | 1 Forward-Looking Statements The Broadridge’s February 2015 Investor Presentation and other written or oral statements made from time to time by representatives of Broadridge may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as "expects," "assumes," "projects," "anticipates," "estimates," "we believe," could be" and other words of similar meaning, are forward-looking statements. In particular, information about our future performance objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (the "2014 Annual Report"), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward- looking statements speak only as of the date of the presentations and are expressly qualified in their entirety by reference to the factors discussed in the 2014 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Explanation of the Company’s Use of Non-GAAP Financial Measures In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. In addition, Broadridge believes this Non-GAAP information helps investors understand the effect of these items on reported results and provides a better representation of the Company’s performance. Our Non-GAAP historical and projected earnings results are adjusted to exclude the impact of certain significant events from our GAAP results such as Acquisition Amortization and Other Costs. Acquisition Amortization and Other Costs represent amortization charges associated with intangible asset values as well as other transaction costs associated with the Company’s acquisitions. Free cash flows is a Non-GAAP measure and is defined by the Company as cash flows from operating activities, less capital expenditures and software purchases. Please see the Appendix provided at the end of Broadridge’s February 2015 Investor Presentation entitled “Non-GAAP to GAAP Reconciliations” for reconciliations of our historical Non-GAAP measures to the comparable GAAP measures. Use of Material Contained Herein The information contained in Broadridge’s February 2015 Investor Presentations is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in the presentations. You may reproduce information contained in the presentations provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright. Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

2 © 2014 | 2 Broadridge Overview

3 © 2014 | 3 Broadridge Has a Unique Franchise and Ubiquitous Presence in Financial Services 1. Top 10 global banks based on total revenues in equity, FICC and IBD per Coalition Research, 1Q’14 | Note: All Broadridge results and statistics are for FY14 unless otherwise stated of outstanding shares in US processed 80%+ investor communications processed annually 2+ Billion years of financial services experience 50+ 10 of the top-101 global banks are our clients leading provider of US beneficial proxy and prospectus, US fixed income & Canadian equity processing #1 98% client revenue retention rate Investor Communication Solutions Global Technology and Operations average daily in North American fixed income & equity trades $5+ Trillion countries where we clear and settle trades 70+

4 © 2014 | 4 Broadridge Has Generated Top Quartile TSR of 13% Since Becoming Public 0 50 100 150 200 250 300 2007 2008 2009 2010 2011 2012 2013 2014 Broadridge share price performance vs. S&P 5001 Broadridge S&P 500 TSR CAGR1 1. March 2007-June 2014 | Source: S&P Dow Jones Indices; S&P Capital IQ; BCG analysis Penson termination/ restructuring Financial crisis Decrease in event- driven revenues Share price indexed to March 31, 2007 13% 7%

We Connect Capital Markets Participants



1,100+
Banks & Brokers
6,700+
Institutional Investors
80,000+
Financial Advisors
~800
Mutual Fund Families
Investor Communication Solutions
Over 2 Billion Communications Each Year
~10,000
Corporate Issuers USA & Canada
~36,000
Global Corporate Issuers
240+
Retirement Service Providers
140,000,000
Individual Accounts (Globally)

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6 © 2014 | 6 Business Overview

7 © 2014 | 7 ICS-Investor Communication Solutions What We Do: Banks/Broker-Dealers Solutions – Regulatory communications: beneficial proxies and mutual funds, interims and compliance – Customer communications: statements, trade confirmations and other reporting – Emerging and Acquired products: advisor solutions, global proxies, and tax reporting Corporate Issuers Solutions – Registered shareholder communications: Transfer agency (TA), Interim communications, shareholder data services, virtual shareholder meetings & forums, and global proxies Mutual Fund and Retirement Solutions – Mutual Fund trade processing in the defined contribution/trust space (Matrix) – Data aggregation and analytics (Access Data and Bonaire) – Marketing/Regulatory communications including content (NewRiver) Competitive Advantages: Banks/Broker-Dealers:  Indispensable data hub with established relationships, strong market position and innovative leadership, proprietary systems and unmatched scale with highest level data security (ISO 27001) Corporate Issuers:  Only full service provider to all types of shareholders with unmatched expertise, innovation and scale to leverage one billion plus shareholder communications annually as well as record-keeping, corporate actions, shareholder account servicing, and help guide Issuers through a complex regulatory environment Mutual Fund and Retirement:  Long-standing relationships across industry serving every mutual fund and majority of banks/broker- dealers, unique data capabilities, and largest electronic repository for mutual fund regulatory data

8 © 2014 | 8 Most Balanced Business Banks, Broker-Dealers and Issuers • Manage regulatory issues on behalf of our clients • Enhance product differentiation • Win transition to digital Support & Extend The Core • Advisor Solutions • Tax Managed Services • Securities Class Actions Drive Growth Business Portfolio • Fluent / Inlet • Wealth Insight SolutionsSM • Shareholder Data Services Drive Transformative Options in Digital & Data

9 © 2014 | 9 Strongest Growth Engine Mutual Fund and Retirement Solutions • Leverage mutual fund and ETF database • Expand data capabilities to penetrate mutual funds • Offer revenue and expense solutions to asset management and capital markets firms Grow Data & Analytics • Grow trade processing sales • Attract AUA by serving Retirement Plan Advisors Drive Mutual Fund Trade Processing • Expand communications footprint • Expand plan sponsor product offering Selectively Expand Communications

10 © 2014 | 10 Increase in electronic distribution reduces postage revenue and increases margins Primarily Postage ICS has a Diversified Revenue Base ICS is highly resilient due to our deep customer relationships with our Bank/Broker-Dealer clients By product1 Broad client base 1 Financial metrics and statistics are for FY14 ended 6/30/14 Banks Broker-Dealers Mutual Funds Corporate Issuers Distribution $764M (41%) Emerging & Acquired, and Other $200M (11%) Fulfillment $144M (8%) Transaction Reporting $158M (8%) Interims $214M (11%) Proxy $388M (21%)

11 © 2014 | 11 What We Do: Best-of-breed processing solutions – Leading global platform – Broad asset class coverage Broad suite of add-on or point solutions – Desk top applications used by brokers and traders – Workflow and reconciliation applications – Data aggregation and warehousing tools Industry-leading global business process outsourcing (BPO) solutions Competitive Advantages:  Unique global technology platform provides processing access to over 70 countries  Breadth of asset classes on single “platform”  Leading market position and scale  Flexible business model that can be tailored to unique client needs  Trusted brand GTO-Global Technology and Operations

12 © 2014 | 12 Turnaround Evolving into Growth Global Technology and Operations • Right-size key businesses • Align pricing and productivity • Improve technology Drive Productivity & Investment • Wealth Management • Capital Markets (e.g. Financing and Liquidity) • Global (e.g. Accenture Post-Trade Processing/Global Settlements, Asia Pac) • Buy-side Pursue Significant Growth Opportunities • Invest in sales capabilities • Evolve to one market-facing segment • Add significant talent Refine Organization to Support Growth

13 © 2014 | 13 Fixed Income (~16%) Transaction-Based, $58M Non-transaction, $57M Equity (~84%) Transaction-Based, $133M Non-transaction, $448M GTO Market Overview By product1 Strong Market Position Clears and settles in over 70 countries Processes on average over $5 trillion in equity and fixed income trades per day in U.S. and Canadian securities Provide fixed income trade processing services to 16 of the 22 primary dealers of fixed income securities in the U.S. 1 Financial metrics and statistics are for FY14 ended 6/30/14 Over 50 years of history in providing innovative solutions to financial services firms

14 © 2014 | 14 Business Model and Financial Story

Targeting Top Quartile Total Shareholder Return (TSR)

Top Quartile Total Shareholder Return

Sustainable Growth	Operational Excellence	Capital Strategy
7–10% Recurring Fee 3-Year CAGR (FY14–FY17F)	**Margin Expansion from 16% to ~18% (ending FY17F)**	**Target ~45% payout ratio[1] and share repurchase contributing 3–4% to TSR**
• Drive organic growth in current markets • Exploit adjacencies	• Realize efficiencies • Increase operational leverage	• Consistent, strong FCF • Balance investing and returning cash to shareholders

- **Strong and resilient franchise**
- **Ubiquitous presence in financial services**
- **Deep industry expertise**
- **Powerful service profit chain culture**

1. Dividend subject to Board approval

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Broadridge's Business Has Three Key Features That Enable Greater Control of Destiny

98% client revenue retention rate

Consistently high retention rate reflects the strength of our client relationships

90% of total revenue is recurring

Diverse revenue distribution

- Over 1,100 broker-dealers
- ~10,000 corporate issuers
- ~800 mutual fund families

Expanding portfolio of growth products

Growth products contributed ~25% of recurring fee revenue in FY14 vs. ~10% in FY10

Our business model is highly resilient with a balanced portfolio and reduced reliance on market factors

Note: All Broadridge results and statistics are for FY14 unless otherwise stated

Broadridge
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17 © 2014 | FY11 FY14 FY11-FY14 CAGR Total Revenue $2.2B $2.6B 6% Recurring Fee Revenue $1.3B $1.6B 8% EBIT $285M $420M 14% EBIT Margin 13.1% 16.4% 110 bps p.a. Recurring Revenue Closed Sales $113M $127M 4% Strong Performance Provides Platform for Growth Note: EBIT and EBIT Margin (Non-GAAP) 17

18 © 2014 | 18 FY11–FY14 Recurring Fee Revenue Net New Business 5% Internal Growth 1% Acquisitions 2% 8% Total Revenue Recurring Fee 5% Event-Driven 0% Distribution/Other 1% 6% FY14–FY17F Recurring Fee Revenue Net New Business 5%–7% Internal Growth 0%–1% Acquisitions ~2% 7%–10% Total Revenue Recurring Fee 4%–6% Event-Driven ~0% Distribution/Other ~1% 5%–7% Revenue Growth History And Objectives 3-Year compounded annual growth rates (CAGRs) Note: Net New Business is defined as recurring revenue from closed sales less recurring revenue from client losses

19 © 2014 | 19 FY17F $188M $279M FY11 FY14 Improved Scale and Continued Growth Lead to Consistent Double Digit Earnings Growth Note: Adjusted Net Earnings (Non-GAAP)

20 © 2014 | 20 Pr iorit y Our Capital Stewardship Priorities Over the Next 3 Years Committed to a strong dividend Targeting minimum 45% of net earnings Continual tuck-in acquisitions to drive growth Selectively targeting about $400- 600M Share repurchases Increase targeted levels of share repurchases Maintain investment grade credit rating Using debt capacity for investments and capital return • Target 2:1 Adj. Debt/EBITDAR Sustainable stockholder returns through responsible and balanced capital stewardship

Acquisition Track Record Is Strong

Broadridge has invested $565M in 10 key acquisitions since becoming a public company

- FY07 – FY09: Investigo, Access Data
- FY10 – FY13: City Networks, StockTrans, NewRiver, Matrix, Forefield, Paladyne
- FY14: Bonaire, Emerald Connect

Our acquisitions portfolio is creating significant value for shareholders

- Portfolio IRR tracking to 20%+
- Contributed ~$220M recurring fee revenue and ~$75M EBITDA in FY14

Note: Investment amounts reflect cash paid for acquisitions (net of cash acquired)

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22 © 2014 | 22 $0.4B $0.6B $0.3B $1.1B $0.4B FY15 Beginning Cash Free Cash Flows Dividend @45% Regulatory and Int'l Cash Capacity for div>45%, tuck-ins, share repurchases $0.6B $1.2B Lever to 2X1 1. Additional capital from moving Adjusted Debt/EBITDAR to 2:1 Continued Strong Free Cash Flows and Greater Use of Balance Sheet Enable Us to Meet Capital Stewardship Commitments And Provide More Flexibility FY15F–FY17F F

23 © 2014 | 23 Performance Objectives Target Top Quartile TSR FY14 – FY17F Recurring revenue growth 7%–10% Total revenue growth 5%–7% Earnings growth 9%–11% Dividend yield and share repurchases 3%–4% Target TSR Top quartile1 1 Based on BCG study of likely top quartile performance for the same time period Note: Adjusted Net Earnings (Non-GAAP)

24 © 2014 | 24 Industry Trends and Market Opportunity

25 © 2014 | 25 Data & Analytics Network and data assets that enable clients to create unique value Mutualization Strong drive to standardize duplicative, non-differentiating industry capabilities Digitization Digital technologies that enable lower cost, higher touch interactions Key Market Trends We Have a $24B Market Opportunity 100%=$24B Addressable Market Banks, Broker-Dealers and Issuers Mutual Fund & Retirement Solutions Global Technology & Operations

26 © 2014 | 26 Our Industry Is Undergoing Significant Evolution We are uniquely positioned to take advantage of new opportunities created by secular trends Regulatory environment driving mutualization of non-differentiating costs and capabilities Mutualization 1 Digital technologies reducing print communications and creating new content channels Digitization 2 Financial firms looking to drive growth and excellence through data and analytics Data & Analytics 3

27 © 2014 | 27 0 5 10 15 Effect of Recent and Future Regulation on Return on Equity (Pre-regulation to 2020) Regulatory Pressure is Driving Our Clients to Mutualize Capabilities Sources: BCG Global Risk report, Nov 2013; BCG Capital Markets report, Apr 2013 & May 2014; McKinsey Capital Markets report, Nov 2013 Total (average) Regulations Corrective Actions ROE (%) Future RoE Upcoming regulations Corrective actions Basel 2.5 & 3 Pre- regulation average RoE 2014 average RoE Cost, Risk optimization and revenue growth Future RoE after mitigation 15 7 3 11 3-7 4-8 6-8 10-15 3-5 years Today Cost of Equity: Range 10–12%

28 © 2014 | 28 Broadridge Investment Thesis

Broadridge's Investment Thesis

Unique franchise and ubiquitous presence	• Leading provider of US beneficial proxy, prospectus, US fixed income and Canadian equity processing; 80%+ outstanding shares in US processed for voting; $5+ trillion in North American fixed income and equity trades cleared and settled daily
Resilient business model	• 98% client revenue retention rate; 90% of total revenue is recurring • Expanding portfolio of growth products: ~25% of recurring fee revenue in FY14 vs. ~10% in FY10
Large market opportunity aligned with powerful industry trends	• $24B addressable market • Regulatory environment pressuring clients' return on equity; driving mutualization of non-differentiating costs and capabilities which is at the core of what Broadridge does • Digital and paper elimination solutions drove proxy suppression rate to 62% in FY14; investing to drive digital adoption across the estimated $20B paper and postage spend in financial services • Data & Analytics solutions generated $46M recurring fee revenue in FY14, up from zero since becoming a public company; investing in our data and analytics product portfolio
Track record driving growth through new products and tuck-in acquisitions	• Acquired 10 businesses since becoming public • Portfolio tracking to 20%+ IRR; generated ~$220M in recurring fee revenue and ~$75M in EBITDA
Low capital intensity and strong free cash flow enable effective capital stewardship	• Generated $2.2B free cash flows since becoming public • Returned $1.4B cash to stockholders through dividends and share repurchases since becoming public • Commitment to dividends targeting at least a 45% payout ratio • Using debt capacity positions us to increase our investments and return of capital, while maintaining investment grade credit rating
Proven track record delivering top quartile TSR	• Delivered top quartile avg. annual TSR of 13% since becoming public and 23% over past 3 years • Grew recurring fee revenue 8%, total revenue 6% and earnings 14% CAGR from FY11-14
Experienced management and highly engaged associate team focused on delivering strong TSR	• Recognized as an employer of choice in New York, Canada and India driven by our commitment to the service profit chain and alignment among our associates, clients and shareholders • 100% of associates have a bonus tied to customer satisfaction

Note: All Broadridge results and statistics are for FY14 unless otherwise stated; Adjusted Net Earnings and Free cash flows (Non-GAAP)

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30 © 2014 | 30 Appendix

31 © 2014 | 31 Definitions Acquisition Amortization and Other Costs represent amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions. Adjusted Debt/EBITDAR ratio is calculated as (Debt + 8x Rent Expense) / (EBITDA + Rent Expense). Closed Sales represent anticipated revenues for new client contracts that were signed by Broadridge during the periods referenced. A sale is considered closed when the Company has received the signed client contract. For recurring revenue closed sales, the amount of the closed sale is generally a reasonable estimate of annual revenues based on client volumes or activity, excluding pass-through revenues such as distribution revenues. Distribution revenues consist primarily of postage-related expenses incurred in connection with our Investor Communication Solutions segment. Earnings results and related metrics that are provided on a consolidated basis are Non-GAAP measures as they are adjusted to exclude the impact of certain significant events from our GAAP results such as the impact of Acquisition Amortization and Other Costs. EBIT in a Non-GAAP measure and is defined as Earnings Before Interest and Taxes. Event-Driven revenues are based on the number of special events and corporate transactions we process. Event- driven activity is impacted by financial market conditions and changes in regulatory compliance requirements, resulting in fluctuations in the timing and levels of event-driven fee revenues. As such, the timing and level of event- driven activity and its potential impact on revenues and earnings is difficult to forecast. Free Cash Flows (FCF) is a Non-GAAP measure and is defined by Broadridge as cash flows from operating activities, less capital expenditures and software purchases. IBM Migration Costs are the costs incurred by Broadridge in connection with the migration of its data centers to IBM. Net New Business refers to recurring revenue from closed sales less recurring revenue from client losses.

32 © 2014 | 32 Non-GAAP to GAAP Reconciliations EBIT, EBIT Margins and Earnings Broadridge Financial Solutions, Inc. Reconciliation of Non-GAAP to GAAP Measures EBIT, EBIT Margins and Earnings Reconciliation (in $ millions) FY2011 FY2014 EBIT from continuing operations (Non-GAAP) 285 420 Acquisition Amortization and Other Costs 19 25 Interest and Other (8) (25) Adjusted net earnings from continuing operations before income taxes (Non-GAAP) 295 420 Acquisition Amortization and Other Costs (19) (25) IBM Migration Costs (6) - Earnings from continuing operations before income taxes (GAAP) 270 396 EBIT margins (Non-GAAP) 13.1% 16.4% Adjusted Pre-tax margins (Non-GAAP) 13.6% 16.4% Pre-tax margins (GAAP) 12.4% 15.5% Adjusted Net Earnings from continuing operations (Non-GAAP) 188 279 Acquisition Amortization and Other Costs (12) (16) IBM Migration Costs (4) - Total Net Earnings from continuing operations (GAAP) 172 263

33 © 2014 | 33 Non-GAAP to GAAP Reconciliations Free Cash Flows Since Becoming a Public Company Broadridge Financial Solutions Reconciliation of Non-GAAP to GAAP Measures Free Cash Flows Reconciliation Q42007 to FY2014 (in $ millions) Q42007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 Total Net cash flows provided by operating activities - continuing 85 308 277 360 191 291 271 388 2,170 Net cash flows provided by operating activities - discontinued 174 82 134 23 (6) 406 Net cash flows provided by operating activities (GAAP) 85 482 359 494 214 284 271 388 2,576 Capital Expenditures and Software Purchases 14 47 30 53 47 47 51 53 342 Free Cash Flows (Non-GAAP) 71 436 329 441 167 238 220 334 2,235 Notes: Totals may not add up due to rounding Table above includes cash flows provided by operating activities of discontinued operations